UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 19, 2004

LSB Financial Corp.

(Exact name of registrant as specified in its charter)

Indiana	0-25070	35-1934975
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

101 Main Street, Lafayette, Indiana	47902
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 742-1064

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant

            As reported in a Current Report on Form 8-K, dated August 19, 2004 (the "Form 8-K"), on August 19, 2004, the Audit Committee of LSB Financial Corp. (the "Company") terminated the Company's and its subsidiary's relationship with Crowe Chizek and Company LLC ("Crowe Chizek") as their independent certified public accountants and on the same date engaged BKD, LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 2004. This Current Report on Form 8-K/A-2 (the "Form 8-K/A-2") amends the Current Report on Form 8-K/A, filed with the Securities and Exchange Commission on August 24, 2004, in its entirety to read as follows:

(a)	Previous independent accountants:
	(i)	On August 19, 2004, LSB Financial Corp. (the "Company") on behalf of itself and its subsidiary, dismissed Crowe Chizek and Company LLC ("Crowe Chizek") as their independent accountants.
(ii)	The reports of Crowe Chizek on the financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

	(iii)	The Audit Committee made the decision to change independent accountants and subsequently advised the Board of Directors of its decision.
(iv)	In connection with its audits for the two most recent fiscal years and through August 19, 2004, there have been no disagreements with Crowe Chizek on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe Chizek, would have caused them to make reference to such disagreements in their report on the financial statements for such years.

	(v)	During the two most recent fiscal years and through August 19, 2004, Crowe Chizek did not advise the Company of any of the events described in Item 304(a)(1)(B) of Regulation S-B.
(vi)	The Company requested that Crowe Chizek furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which they do not agree. A copy of this letter, dated September 20, 2004, is filed as Exhibit 16 to this Form 8-K/A-2.

(b)	On August 19, 2004, the Audit Committee, on behalf of the Company and its subsidiary, engaged the firm of BKD, LLP as independent certified public accountants for the fiscal year ending December 31, 2004.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits
	16	Letter re change in certifying accountants: Letter of Crowe Chizek and Company LLC dated September 20, 2004.

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LSB FINANCIAL CORP.

Date: September 21, 2004	By: /s/ Mary Jo David Mary Jo David, Treasurer (Principal Financial and Accounting Officer)